1 BancAnalysts Association of Boston Conference November 2, 2023 Exhibit 99.1

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to our future operating and financial performance; our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; our expectations related to credit quality and performance; and our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains a non-GAAP financial measure determined by a method other than in accordance with generally accepted accounting principles. The non-GAAP financial measure is adjusted expenses (adjusted non-interest expense). The most comparable GAAP measure to this measure is total expenses (total non-interest expense). Management uses non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. Non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted expenses (adjusted non-interest expense) is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The computations of the non-GAAP financial measure used in this slide presentation is set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measure

Who We Are

Founded 1888
135-year history of commercial and retail banking in the Southeast U.S.

2018
Completed transition from multiple legacy banking platforms to singularly branded Synovus name and platform

2019
Launched Synovus Forward, to further optimize revenue and reduce expenses

Acquired and integrated Florida Community Bank, deepening Florida footprint

2021
Kevin Blair appointed CEO

2022-23+
Completed Synovus Forward

Formal introduction of 4-pillar execution strategy

Launch of CIB and Maast

Balance sheet and expense rationalization initiatives

The SYNOVUS Name

Synergy 1 + Novus 1 = 3

Powerful Results

Communication
Collaboration
Commitment

Branches	246
ATMs	358
Assets	$59B
Loans	$44B
Deposits	$50B

2023 **Voice of the Team Member** survey revealed a **Team member engagement and favorability that ranks in the top 5%** of the industry.

Greenwich Excellence

20 Greenwich **Excellence and Best Brand** Awards

J.D. Power 2023 **Best Retail Banking Customer Satisfaction** in the Southeast Region and **#1 for Trust**



SYNOVUS

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Note: Metrics shown are as of 9/30/23

O U R P I L L A R S • energized • informed and proactive • adapting and innovating • in motion We enable people to reach their full potential O U R P U R P O S E I N S P I R E D B A N K I N G 4

5 Relationship Banking is the Core of What We Do Treasury & Payment Solutions & Capital Markets

6 Vibrant Southeast Markets Support Growth 55% 42% 68% 56% Loans Outstanding - Growth Markets Core Deposits - Growth Markets 4Q18 3Q23 Growth Markets(1) 2.1% 4.2% National SNV (1) Growth markets represent Atlanta, Savannah, South Florida, Tampa, Orlando, Jacksonville, Pensacola, Huntsville, Greenville/Spartanburg, Charleston, Nashville, Augusta and Chattanooga. Bar charts represent percentage of balances outstanding relative to all market-based banking. Excludes out-of-market banking (2) Reflects 2022 deposit-weighted population growth by MSA. Source: S&P Capital IQ Expanding Presence in Growing Southeast Markets(1) ’23–’28 Est. Population Growth(2) MSA Rank Atlanta-Sandy Springs-Roswell, GA 4 Columbus, GA 1 Birmingham, AL 5 Athens, GA 1 Columbia, SC 5 Pensacola, FL 3 Huntsville, AL 3 Montgomery, AL 5

7 Focused on Long-term Shareholder Value Creation $147 $143 $166 $186 $198 $213 $224 $291 $314 $297 $300 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3Q23 Core Deposits/Share (1) $2.40 $2.42 $2.83 $3.33 $4.49 $5.06 $5.46 $5.67 $5.95 $7.16 $7.12 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM PPNR/Share (1) $0.88 $1.33 $1.62 $1.89 $2.17 $3.47 $3.47 $2.30 $4.90 $4.95 $4.40 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM Earnings/Share (1) $0.28 $0.31 $0.42 $0.48 $0.60 $1.00 $1.20 $1.32 $1.32 $1.36 $1.52 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Ann. Dividends/Share (3) (1) Diluted common share; (2) 4Q22-3Q23; (3) Cash dividends declared on common stock (per common share) (2) (2)

SYNOVUS

Recent Strategies PPNR Accretive and Supportive to Growth

	NTM PPNR Impact
Third Party Auto Loan Sale • Benefit to liquidity and capital • Improvement to expense run-rate • No client impact and provides capital for higher returning businesses	~$10MM
Medical Office Building Loan Sale • Benefit to liquidity and capital • Provides capital for higher returning businesses	~($21MM)
GLOBALT Sale • Frees expense capacity for higher returning fee businesses	~($2MM)
2Q23 & 3Q23 Expense Actions • Mortgage, tech, operations FTE reductions in 2Q23 • Voluntary Early Retirement Program in 3Q23 • In total, reduced headcount by nearly 4% in 3Q23	~$16MM

Percent Change from 2Q23 to 3Q23

- **(14)%** Wholesale Funding/Assets (1)(2)
- **(36)%** Office CRE Loans/Total Loans (1)(2)
- **27 bps** CET1 Ratio (1)(2)

Note: PPNR Impacts are estimated next twelve months impact; (1) SNV data as of 9/30/23; (2) Wholesale Funding Ratio is defined as (Short-term Borrowings + Long-term Borrowings + Brokered Deposits) / Total Assets

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9 Strategic Plan Fundamentals Enhance Profitability Deepen Relationships Grow the Bank

10 Further Balance Sheet Optimization Planned in 2024 Low Return, Credit-Only Loans Core C&I & Specialty Lending GROWTH RATIONALIZATION Core Deposits Brokered Deposits Enhance Profitability

11 Initiatives Path to Relatively Flat Adjusted Expenses(1) in 2024 Third-Party Spend Discretionary Spend Business Optimization Personnel Impacts Back Office Optimization Real Estate • Volume related reductions in FTE • Centralization of common support resources • Process automation • Reduction of non- essential/redundant third party spend • Renegotiation of contracts • In-sourcing / out-sourcing to optimize spend • Low volume branch optimization • Rationalization of corporate space usage • Marketing • Sponsorships • Travel/entertainment • Mortage Modernization • GLOBALT sale • Voluntary Early Retirements • FTE reduction in targeted areas • Consolidation of roles through vacancies Targeted expense reductions expected to result in relatively stable adjusted expenses(1) in 2024 while continuing to invest in core franchise (1) Non-GAAP financial measure; see appendix for reconciliation. 2022 adjusted non-interest expense baseline was $1.16 billion, and 2023 estimate using mid-point of 2023 adjusted non-interest expense guidance is $1.22 billion Enhance Profitability

12 Relationship Banking Focus Treasury & Payment Solutions • Added new products and services over the last 3 years including Receivables and FX solution; Integrated Payables expected in 2024 • Almost 12,000 clients Capital Markets • Further growth expected from Middle Market Lending and CIB build-out • Implementing new syndication platform to enhance distribution capacity Wealth Services • Added new head of Wealth Services in 3Q23, consolidating Trust, Brokerage and Private Wealth under common leadership • Launched Business Owner Wealth Strategy in May 2023 in 5 markets with expansion planned in 2024 – Estimated $30 million annual revenue potential which assumes ~1,000 new households served Deepen Relationships Consumer Banking • Focus on mass affluent client segment and development of relationship offering has resulted in ~60% revenue lift per HHLD and ~45% increase in overall enrollment since launch in 2021 • Launched AI powered platforms providing actionable, advice driven insights and on track to create $8.5 million in revenue in 2023 • J.D. Power 2023 Best Retail Banking Customer Satisfaction in the Southeast Region and #1 for Trust $44 $50 $49 $65 $72 $80 2018 2019 2020 2021 2022 2023E in millions ~ $96 $105 $115 $143 $153 $165 2018 2019 2020 2021 2022 2023E ~ in millions Wealth Management Revenue in millions Treasury & Payment Solutions Revenue -5 5 15 25 35 45 2018 2019 2020 2021 2022 2023E in millions Capital Markets Revenue Inspire Checking Annualized Revenue per HH in thousands 2021 2022 2023 in millions ~60% (1) Florida Community Bank (FCB) acquisition closed on 1/1/19. For comparison purposes, proforma includes $12.5MM of 2018 FCB swap revenue. ~$5 ~$8 ~$6~$18 $31 $27 $26 $27 ~$35 (1)

Grow The Bank

SYNOVUS

Accelerating Growth

Corporate & Investment Banking

- Launched in 2022; now 25-30 FTEs
- Targeting $600–700 million in loans by YE 2023
- Targeting $20 million+ in PPNR contribution in 2024 with ~$10 million in fee income

Middle Market Commercial Lending

- Increased RM count by 24% since 2019
- Added teams in Nashville, Tampa, Jacksonville, Miami, Atlanta in the last two years
- $5.9 billion of loans[1] and $3.4 billion of deposits[1]; targeting double digit loan/deposit growth rates in 2024
- Deposit and liquidity strategist hired in 2023 for Wholesale and CIB

Banking As A Service

GreenSky

- Anticipate expansion of Banking as a Service offerings
- More details on expansion of GreenSky relationship should follow over next 2-3 months

Maast
Bank on your platform

- Launched in 2022
- Creates core deposit acquisition vehicle outside the footprint
- 9 ISVs with 41 more in pipeline
- $13 million investment to date

(1) As of 9/30/2023; (2) Gross loans does not include unearned

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14 PPNR Drivers Trend to Growth Beyond 1H24 PPNR Outlook Net Interest Income Non-Interest Revenue Non-Interest Expense • Deposit Cost Expected to Peak in Early 2024 • Fixed Rate Repricing Builds Throughout 2024 • Core Deposit Growth • Treasury and Payment Solutions Growth • Capital Markets Growth • Greensky Partnership • Offset by Lower Retail Banking Fees and Repo Revenue • Relatively Flat as Inflationary Pressures Offset by 2023 Efficiency Efforts 2024 2025+ • Above Market Core Lending and Deposit Growth • Continued Fixed Rate Repricing Benefit • Hedge Protection Against Lower Rates • Core Relationship Growth of 5%+ • Continued Expense Discipline Note: Assumes Flat Rates Interest Rates as of 11/1/2023

15 Balance Sheet & Business Mix Optimization Focused Go-to-Market Strategy Reduced Risk Profile Disciplined Expense Management Strong Economic Growth OUR STRATEGIC FOCUS: GROWING AND DEEPENING CLIENT RELATIONSHIPS Strategic Actions + Market Opportunity = Sustainable Growth

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Appendix 17

18Amounts may not total due to rounding; (1) Estimated impact across various attributed and unattributed items; (2) Fixed rate repricing estimates based on constant rates, as of 9/30/23, and incorporate various assumptions, including estimates for prepayments, spreads, and other changes across the respective fixed rate portfolios Strategic Initiatives + Environmental Tailwinds = Sustainable Earnings Growth Estimated NIM Contribution from Fixed Rate Repricing(1)(2) -1 7 11 15 23 -20 -10 0 10 20 30 40 4Q23E 1Q24E 2Q24E 3Q24E 4Q24E Securities Portfolio Fixed Loans Mortgage Loans Cash Flow Loan Hedges Time Deposits Fixed Rate Debt Cumulative NIM Impact

19 Non-GAAP Financial Measure ($ in thousands) 2022 Total non-interest expense $1,157,506 Restructuring (charges) reversals 9,690 Valuation adjustment to Visa derivative (6,000) Gain/(loss) on early extinguishment of debt (677) Fair value adjustment on non-qualified deferred compensation 4,054 Adjusted non-interest expense $1,164,573 Amounts may not total due to rounding.